SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2006

ProAssurance Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-16533	63-1261433
(State of Incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

100 Brookwood Place, Birmingham, Alabama	35209
(Address of Principal Executive Office )	(Zip code)

Registrant’s telephone number, including area code:	(205) 877-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

DEFERRED COMPENSATION PLAN CHANGES

We were recently advised by our deferred compensation plan service provider, and our outside legal counsel, that we should consider amending and re-stating our two deferred compensation plans (the “ProAssurance Group 2004 Deferred Compensation Plan effective October 11, 2004” and “The Executive Non-qualified Excess Plan of ProAssurance Group effective January 1, 2005”) to conform to the requirements of section 409A of the Internal Revenue Service Code of 1986 as added by the American Jobs Creation Act of 2004.

After consulting with management and our advisors, the ProAssurance Board of Directors, at its meeting on May 17, 2006, voted to amend and re-state the two plans. At the same time, the Board decided that the two plans should be merged, since there is no need for us to have two plans. None of the actions taken by the Board extend the scope of the Plans, and will either be cost neutral, or produce a slight savings.

We are filing the resulting document, “The Executive Nonqualified Excess Plan,” and the “Amended and Restated Adoption Agreement” As Exhibits 99.1 and 99.2 to this Current Report on Form 8K.

AWARD OF PROASSURANCE SHARES TO NON-MANAGEMENT DIRECTORS

In accordance with the terms of the Director Deferred Stock Compensation Plan adopted by the Board on May 18, 2005, the Compensation Committee of the Board recommended awarding 1,000 shares of ProAssurance stock to each non-management Director. The Board approved that recommendation at its meeting on May 17, 2006. The shares will be issued from those reserved for issuance under the 2004 Equity Compensation Plan.

ITEM 8.01 OTHER EVENTS.

PIC WISCONSIN

On December 8, 2005 ProAssurance Corporation (the "Registrant") and Physicians Insurance Company of Wisconsin, Inc. ("PIC Wisconsin") entered into an Agreement and Plan of Merger which provides for the merger of PIC Wisconsin into a newly formed wholly owned subsidiary of the Registrant. Under the terms of the merger agreement, the shares of common stock of PIC Wisconsin will be converted into and exchanged for shares of Registrant's common stock at the effective time of the merger. The Registrant is required to register the shares to be issued in the merger under the Securities Act of 1933 and has filed a registration statement with the SEC on Form S-4 (the 'Registration Statement") (Commission File Number: 333-131874) in order to register the shares

This transaction requires various regulatory approvals, including that of the Office of the Commissioner of Insurance of the State of Wisconsin (the “Wisconsin OCI”). In order to obtain that approval we have filed with the Wisconsin OCI a document commonly referred to as a Form A, providing information relevant to the merger. On May 12, 2006, the OCI held a public hearing on the Form A and the Honorable Jorge Gomez, the Wisconsin Commissioner of Insurance, has ruled that the transaction may proceed by his order dated May 17, 2006 .

We are filing a copy of his order as Exhibit 99.3 to this Current Report on Form 8K to comply with SEC Rule 425 because the Wisconsin OCI has posted much of the Form A on its website (www.oci.wi.gov) and we believe the order will be posted on its website. Although we believe this concludes the Form A proceedings before the Wisconsin OCI, we could be required to file further Amendments or other information with the Wisconsin OCI. We will continue to make 8K filings of related information that we believe will be posted by the Wisconsin OCI to its website. However, the Wisconsin OCI maintains the contents of its website and we may not be aware of all materials they post on that website.

The merger is now subject to approval of the shareholders of PIC Wisconsin. PIC Wisconsin has set June 6, 2006 as the record date for a July 26, 2006 meeting at which shareholders will be asked to approve the transaction.

The Registration Statement filed with the SEC includes a proxy statement-prospectus that will be used to solicit proxies for the meeting of the shareholders of PIC Wisconsin that will be held to consider and vote upon the merger. Shareholders of PIC Wisconsin are urged to read the Registration Statement (and the proxy statement-prospectus included therein) as it includes important information regarding the Registrant and the proposed merger. We will file an amendment to the Registration Statement with the SEC to update the information We anticipate that, the proxy statement-prospectus will be mailed the PIC Wisconsin shareholders shortly after the record date so that they will have information on the matters to be voted upon at the meeting.

You may obtain a free copy of the Registration Statement, and any amendments, as well as other information concerning the Registrant at the SEC's site on the internet (http://www.sec.gov). Copies of the Registration Statement and the SEC filings that will be incorporated by reference in the Registration Statement can be obtained, without charge, from the Investor Relations section of the Registrant’s website, www.ProAssurance.com, or by directing a request to Frank B. O'Neil, Senior Vice-President, Corporate Communications, 100 Brookwood Place, Birmingham AL 35209, telephone (205) 877-4461.

Caution Regarding Forward Looking Statements

This report and exhibit contain historical information as well as forward-looking statements that are based upon our estimates and anticipation of future events that are subject to certain risks and uncertainties that could cause actual results to vary materially from the expected results described in the forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “hopeful,” “intend,” “may,” “optimistic,” “preliminary,” “project,” “should,” “will,” and similar expressions are intended to identify these forward-looking statements. There are numerous important factors that could cause our actual results to differ materially from those in the forward-looking statements. Thus, sentences and phrases that we use to convey our view of future events and trends are expressly designated as Forward-Looking Statements as are sections of this news release clearly identified as giving our outlook on future business. The principal risk factors that may cause actual results to differ materially from those expressed in the forward-looking statements are described in various documents we file with the Securities and Exchange Commission, including Form S-4 filed December 15, 2006, Form 10K for the most current year ended December 31, and Form 10Q for the most recent quarter.

These forward-looking statements are subject to significant risks, assumptions and uncertainties, including, among other things, the following important factors that could affect the actual outcome of future events:

•	General economic conditions, either nationally or in our market area, that are worse than expected;

•	regulatory and legislative actions or decisions that adversely affect our business plans or operations;

•	price competition;

•
inflation and changes in the interest rate environment the performance of financial markets and/or changes in the securities markets that adversely affect the fair value of our investments or operations;

•	changes in laws or government regulations affecting medical professional liability insurance;

•	changes to our ratings assigned by rating agencies;

•	the effects of managed healthcare;

•	uncertainties inherent in the estimate of loss and loss adjustment expense reserves and reinsurance; and changes in the availability, cost, quality, or collectibility of reinsurance;

•	significantly increased competition among insurance providers and related pricing weaknesses in some markets.

•	our ability to achieve continued growth through expansion into other states or through acquisitions or business combinations;

•	changes in accounting policies and practices, as may be adopted by our regulatory agencies and the Financial Accounting Standards Board;

•	changes in our organization, compensation and benefit plans; and

•	any other factors listed or discussed in the reports we file with the Securities and Exchange Commission under the Securities Exchange Act of 1934.

Relating to the proposed transaction with PIC Wisconsin:

•	The business of ProAssurance and PIC Wisconsin may not be combined successfully, or such combination may take longer to accomplish than expected;

•	the cost savings from the merger may not be fully realized or may take longer to realize than expected; and

•	operating costs, customer loss and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected;

•	the stockholders of PIC Wisconsin may fail to approve the merger.

We wish to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made, and wish to advise readers that the factors listed above could affect our financial performance and could cause actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. We do not undertake and specifically decline any obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

ANNUAL MEETING OF SHAREHOLDERS

The Company’s annual meeting of shareholders was held on May 17, 2006. At the annual meeting, shareholders overwhelmingly re-elected John J. McMahon, Jr., John P. North, Jr., William H. Woodhams, M.D.; and Wilfred W. Yeargan, M.D. to serve as Directors until the Annual Meeting of Shareholders in 2009.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.  Description

99.1	The Executive Nonqualified Excess Plan adopted by the ProAssurance Board of Directors on May 17, 2006.
99.2	The Amended and Restated Adoption Agreement adopted by the ProAssurance Board of Directors on May 17, 2006.
99.3	Order of the Wisconsin OCI Scheduling approving the Agreement and Plan of Merger which provides for the merger of PIC Wisconsin into a newly formed wholly owned subsidiary of ProAssurance Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2006

PROASSURANCE CORPORATION

By:	/s/ Frank B. O’Neil
Frank B. O’Neil
Senior Vice-President